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                                                                   EXHIBIT 10.79

                               AMENDMENT AGREEMENT

         This Amendment Agreement dated as of September 25, 2000 (this "Amendment") is among Triton Energy Limited, a Cayman Islands company ("Borrower"), the lenders parties hereto that are listed on the signature pages hereto ("Banks") and The Chase Manhattan Bank, as Administrative Agent ("Agent"). In consideration of the mutual covenants contained herein, the Borrower, the Agent and the Banks agree as set forth herein. Capitalized terms used herein but not defined herein are used herein as defined the Credit Agreement dated as of February 29, 2000 executed by the Borrower, the Agent and others, as modified by the consent letter effective as of September 8, 2000 (the "Agreement").

         1. Amendments to the Agreement.

         1.1 Section 1.01. Definitions of "Exchange Notes", "Existing 8-3/4% Senior Notes", "New Senior Notes", "New Senior Notes Issuance Date" and "Retirement Date" are hereby added to Section 1.01 of the Agreement in appropriate alphabetical order, which definitions shall read as follows:

         "Exchange Notes" means notes issued in a registered exchange offer in exchange for New Senior Notes in a principal amount equal to, having a maturity the same as, bearing interest at a rate the same as or less than, and being subject to covenants substantially the same as, such New Senior Notes.

         "Existing 8-3/4% Senior Notes" means the 8-3/4% senior notes of the Borrower due April 15, 2002 issued pursuant to the Amended and Restated Senior Indenture dated as of July 25, 1997 executed by the Borrower and The Chase Manhattan Bank, as trustee, and having an outstanding principal balance as of September 25, 2000 of $199,946,833.

         "New Senior Notes" means senior unsecured notes of the Borrower maturing on or after September 1, 2007 issued pursuant to Rule 144A after September 25, 2000 and on or before the earlier of the Retirement Date and October 31, 2000, and Exchange Notes.

         "New Senior Notes Issuance Date" means the first date any New Senior
Note is issued.

         "Retirement Date" means the date on which all Existing 8-3/4% Senior Notes have been irrevocably retired and cancelled.

         1.2 Section 2.18. Section 2.18 of the Agreement is hereby amended to read as follows:

         SECTION 2.18. Borrowing Base.

                  (a) The borrowing base ("Borrowing Base") shall be determined in accordance with Section 2.18(b) by the Administrative Agent with the concurrence of the Required Lenders and is subject to redetermination in accordance with Section 2.18(d) and Section 2.18(e). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. "Redetermination Date" means the date that the redetermined Borrowing Base

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         becomes effective in accordance with Section 2.18(f) both for Scheduled
         Redeterminations and unscheduled redeterminations. So long as any of the Commitments are in effect and until all of the Loans outstanding hereunder are paid in full, this facility shall be governed by the then effective Borrowing Base. During the period from and after the New Senior Notes Issuance Date until the first Redetermination Date after the New Senior Notes Issuance Date, the amount of the Borrowing Base shall be zero.

                  (b) Upon receipt of the Reports in accordance with Section 5.09, the Administrative Agent will propose a new Borrowing Base. Such proposal will be in accordance with the Administrative Agent's normal and customary procedures for evaluating international or domestic, as the case may be, oil and gas reserves and other related assets as such exist at that particular time with any changes to such procedures as the Administrative Agent, in its sole discretion, deems reasonably appropriate to reflect changed circumstances or conditions generally in the domestic or international oil and gas industry including, without limitation, adjustments to the rates, volumes, prices and other assumptions set forth therein from time to time. The Administrative Agent shall propose to the Lenders a new Borrowing Base within 30 days following receipt by the Administrative Agent of the Reports in a timely and complete manner. After having received notice of such proposal by the Administrative Agent, the Required Lenders shall have 14 days to agree or disagree with such proposal. If, at the end of 14 days, the Required Lenders have not communicated their approval or disapproval, such silence shall be deemed to be an approval and the Administrative Agent's proposal shall be the new Borrowing Base. If however, the Required Lenders notify the Agent within 14 days of their disapproval, the Required Lenders shall, within a reasonable period of time, agree on a new Borrowing Base.

                  (c) The Administrative Agent may exclude any Oil and Gas Property or portion of production therefrom or any income from any other Property from the Borrowing Base, at any time, if any Hydrocarbon Interests are forfeited or suspended pursuant to the terms of the instrument granting the same.

                  (d) So long as any of the Commitments are in effect or there is any Revolving Credit Exposure, effective as of the day notice is given under Section 2.18(f) (each being a "Scheduled Redetermination Date"), the Administrative Agent and Required Lenders shall redetermine the amount of the Borrowing Base in accordance with Section 2.18(b) (each being a "Scheduled Redetermination"). In addition, Borrower may request an unscheduled redetermination of the Borrowing Base at any other time but no more often than once between Scheduled Redetermination Dates by specifying in writing to the Administrative Agent the date on which such redetermination is to occur and providing a Reserve Report in accordance with Section 5.09(b) prior to the requested redetermination date and providing any Additional Reports. Also, the Required Lenders may request an unscheduled redetermination of the Borrowing Base at any other time but no more often than once between Scheduled Redetermination Dates by specifying in writing to the Borrower the date on which the Borrower is to furnish a Reserve Report (and the "as of" date of such Reserve Report) and Additional Reports, if any, in accordance with Section 5.09(b) and the date on which such redetermination is to occur.

                  (e) If all of the Existing 8-3/4% Senior Notes are irrevocably retired and cancelled and if no unscheduled redetermination of the Borrowing Base has been requested pursuant to Section 2.18(d) during the period from September 25, 2000 through the Retirement Date and no Scheduled Redetermination has occurred during such period, (i) the Borrower will promptly give notice to the Administrative Agent and the Lenders certifying the Retirement Date and the aggregate principal amount of all New Senior Notes (other than Exchange Notes) issued (whether or not then outstanding), and (ii) the Borrowing Base will automatically be deemed to have been redetermined effective as of the day


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         notice as to such redetermination is given under Section 2.18(f) to be an amount equal to the lesser of (x) $350,000,000 minus the aggregate principal amount (rounded up the nearest $1,000,000 if such aggregate principal amount is not an integral multiple of $1,000,000) of all New Senior Notes (other than Exchange Notes) issued (whether or not then outstanding), and (y) $150,000,000. A redetermination pursuant to this
         Section 2.18(e) shall be considered to be an unscheduled redetermination for purposes of Section 2.18(a), but shall not be an unscheduled redetermination for purposes of Section 2.18(d), Section
         5.09 or the definition herein of Reserve Report.

                  (f) The Administrative Agent shall promptly notify in writing the Borrower and the Lenders of the new Borrowing Base. Any redetermination of the Borrowing Base shall not be in effect until written notice is given in accordance with Section 9.01.

                  (g) The Borrower agrees to give the Administrative Agent and each Lender notice, promptly following the issuance of any New Senior Notes, which notice shall set forth the principal amount of, date of issuance and maturity of, and interest rate on such New Senior Notes. If no New Senior Notes are issued before November 1, 2000, the Borrower agrees to give the Administrative Agent and each Lender prompt notice thereof.

         1.3 Section 6.01. Clause (b) of Section 6.01 of the Agreement is hereby amended to read as follows:

         (b) Indebtedness of the Consolidated Group existing on the date hereof and set forth in Schedule 6.01 (which schedule may exclude Indebtedness of a member of the Consolidated Group (other than the Borrower) to any other member of the Consolidated Group) and Indebtedness (other than Indebtedness evidenced by the New Senior Notes) incurred by the Consolidated Group after the date of this Agreement the proceeds of which are applied substantially simultaneously with the receipt thereof to the repayment, retirement, redemption, prepayment or defeasance of existing Indebtedness (other than Indebtedness evidenced by the Existing 8-3/4% Senior Notes) of the Consolidated Group (the "Refinanced Indebtedness"); provided, that (i) such Indebtedness incurred shall be subordinate and junior to the Indebtedness of the Consolidated Group to the same (or greater) extent that the Refinanced Indebtedness was subordinate and junior to the Indebtedness of the Consolidated Group, (ii) such Indebtedness incurred shall not have a maturity date prior to March 31, 2005 or require the amortization of principal (whether pursuant to any mandatory payment, prepayment, repurchase or other obligation) prior to or in an amount greater than the amortization required under the terms of the Refinanced Indebtedness and (iii) such Indebtedness incurred shall have terms not materially more burdensome to the Borrower than such Refinanced Indebtedness, as determined by the Administrative Agent in its sole discretion;

         Section 6.01 of the Agreement is hereby further amended by deleting the word "and" at the end of clause (h) of such Section, replacing the period at the end of clause (i) of such Section with "; and" and adding to the end of such Section the following:

                  (j) Indebtedness evidenced by the New Senior Notes in an aggregate principal amount not exceeding $350,000,000 and Indebtedness incurred by the Borrower after the New Senior Notes Issuance Date the proceeds of which are applied substantially simultaneously with the receipt thereof to the repayment, retirement, redemption, prepayment or defeasance of the New Senior Notes; provided, that (i) such Indebtedness incurred shall not have a maturity date prior to September 1, 2007 or require the amortization of principal (whether pursuant to any mandatory payment, prepayment, repurchase or other obligation) prior to or in an amount greater than the amortization required under the terms of the New Senior Notes and
                           (ii) such Indebtedness incurred shall have terms not materially more burdensome to the


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                           Borrower than the New Senior Notes, as determined by
                           the Administrative Agent in its sole discretion.

         1.4 Section 6.08. Section 6.08 of the Agreement is hereby amended to read as follows:

                  Section 6.08. Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock (which term includes all shares, stock and other equivalents of and interests in equity) or to make or repay loans, advances or other obligations to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement,
(ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,
(iv) the foregoing shall not apply to a Project Financing Subsidiary, and (v) the foregoing shall not apply to restrictions and conditions set forth or to be set forth in any indenture pertaining to the New Senior Notes.

         1.5 Section 7.01. Clause (g) of Section 7.01 of the Agreement is hereby amended to read as follows:

                  (g) any event or condition (other than the giving by the Borrower of notice to redeem any Material Indebtedness if the giving of such notice is in the sole discretion of the Borrower) occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

         2.       Miscellaneous.

                  2.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless effected in accordance with Section 9.02 of the Agreement.

                  2.2 Governing Law. This Amendment and the Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3 Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any of the other documents executed in connection with the Agreement remain in full force and effect.

                  2.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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                  2.5 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement as amended hereby.

                  2.6 Representations. The Borrower hereby represents and warrants to the Agent and the Banks that after giving effect to this Amendment:

                  (i)      The representations and warranties contained in
                           Article III of the Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, and

                  (ii) No event has occurred and is continuing which constitutes a Default.

                  2.7 Authority, etc. The Borrower hereby represents and warrants to the Agent and the Banks that (i) each of the Borrower and its Material Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) the execution, delivery and performance of this Amendment, and the performance of the Agreement, as amended hereby, by the Borrower are within the corporate power of the Borrower, have been duly authorized by all necessary company action, will not violate or result in a default under or give rise to any right to require any payment to be made by the Borrower or any of its Subsidiaries under (A) the charter, bylaws or other organizational documents of the Borrower or any of its Subsidiaries, (B) any order, writ, injunction or decree, or (C) law or any indenture, agreement or other instrument binding on the Borrower, any Subsidiary of the Borrower or any of their respective assets, and will not result in or require the creation or imposition of any Lien prohibited by the Agreement,
(iii) this Amendment has been duly executed and delivered by the Borrower, (iv) this Amendment and the Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally, and subject to general principles of equity, and (v) no authorization, consent, license or approval of, or other action by, and no notice to or registration or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance of this Amendment or the performance of the Agreement, as amended hereby.

                  2.8 Default. Without limiting any other event which may constitute an Event of Default, in the event any representation or warranty set forth herein shall be untrue in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                  2.9 Effectiveness. This Amendment shall become effective, as of the date first above written, when it shall have been executed by the Borrower, the Agent and Banks sufficient to meet the requirements of Section
9.02 of the Agreement; provided that if no New Senior Notes (as that term is defined in the Agreement, as amended hereby) are issued before November 1, 2000, this Amendment will be null and void.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


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                                       TRITON ENERGY LIMITED



                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       THE CHASE MANHATTAN BANK, individually
                                       and as Administrative Agent



                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


                                       BNP PARIBAS



                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


                                       DEUTSCHE BANK AG



                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


                                       FORTIS CAPITAL CORP.



                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


                                       BANK OF AMERICA, N.A.



                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


                                       BARCLAYS BANK PLC



                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------



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